Baird SmallCap Value Fund
Schedule of Investments, September 30, 2020 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Air Freight & Logistics
Air Transport Services Group, Inc. (1)	37,638	$943,208	3.9%
Chemicals
Avient Corp.	14,860	393,196	1.6%
Commercial Services & Supplies
ACCO Brands Corp.	54,942	318,664	1.3%
Communications Equipment
Ciena Corp. (1)	8,751	347,327	1.4%
Construction & Engineering
Construction Partners, Inc. (1)	27,227	495,531	2.1%
Electrical Equipment
nVent Electric PLC (2)	30,710	543,260	2.3%
Electronic Equipment, Instruments & Components
Knowles Corp. (1)	16,380	244,062	1.0%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	9,092	578,615	2.4%
CyrusOne, Inc.	14,609	1,023,068	4.3%
EastGroup Properties, Inc.	3,006	388,766	1.6%
Gaming and Leisure Properties, Inc.	12,899	476,360	2.0%
Healthcare Realty Trust, Inc.	11,280	339,754	1.4%
QTS Realty Trust, Inc.	7,487	471,831	2.0%
		3,278,394	13.7%
Food & Staples Retailing
Haymaker Acquisition Corp. II (1)	84,782	847,820	3.5%
Food Products
Nomad Foods Ltd. (1)(2)	24,127	614,756	2.6%
Simply Good Foods Co. (1)	20,628	454,847	1.9%
		1,069,603	4.5%
Gas Utilities
Southwest Gas Holdings, Inc.	14,898	940,064	3.9%
Health Care Equipment & Supplies
Hill-Rom Holdings, Inc.	3,452	288,276	1.2%
ICU Medical, Inc. (1)	5,628	1,028,573	4.3%
		1,316,849	5.5%
Household Durables
ZAGG, Inc. (1)	66,799	187,037	0.8%
Independent Power and Renewable Electricity Producers
Atlantica Yield PLC (2)	42,949	1,228,771	5.1%
Insurance
Everest Re Group Ltd. (2)	1,723	340,361	1.4%
First American Financial Corp.	8,237	419,346	1.8%
		759,707	3.2%
IT Services
CACI International, Inc. (1)	5,019	1,069,850	4.5%
Perspecta, Inc.	21,269	413,682	1.7%
Science Applications International Corp.	5,909	463,384	1.9%
Verra Mobility Corp. (1)	42,953	414,926	1.7%
		2,361,842	9.8%
Machinery
Shyft Group, Inc.	19,543	368,972	1.5%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc.	17,560	385,793	1.6%
Multi-Utilities
Algonquin Power & Utilities Corp. (2)	57,940	842,448	3.5%
Personal Products
BellRing Brands, Inc. (1)	15,474	320,931	1.3%
Professional Services
FTI Consulting, Inc. (1)	3,110	329,567	1.4%
Semiconductors & Semiconductor Equipment
Silicon Motion Technology Corp. - ADR (2)	10,361	391,438	1.6%
Software
Cerence, Inc. (1)	19,359	946,074	3.9%
j2 Global, Inc. (1)	14,152	979,602	4.1%
		1,925,676	8.0%
Technology Hardware, Storage & Peripherals
Immersion Corp. (1)	8,904	62,773	0.3%
Thrifts & Mortgage Finance
Axos Financial, Inc. (1)	33,913	790,512	3.3%
Essent Group Ltd. (2)	13,787	510,257	2.1%
Merchants Bancorp	34,061	671,342	2.8%
		1,972,111	8.2%
Wireless Telecommunication Services
Boingo Wireless, Inc. (1)	90,240	919,997	3.8%
Total Common Stocks		22,795,041	94.8%
(Cost $20,287,522)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 0.07% (3)	1,405,192	1,405,192	5.9%
Total Short-Term Investment		1,405,192	5.9%
(Cost $1,405,192)
Total Investments		24,200,233	100.7%
(Cost $21,692,714)
Liabilities in Excess of Other Assets		(159,362)	(0.7)%
TOTAL NET ASSETS		$24,040,871	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
ADR	- American Depository Receipt
Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Baird SmallCap Value Fund
Schedule of Investments, September 30, 2020 (Unaudited)
Summary of Fair Value Exposure at September 30, 2020 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$22,795,041	$–	$–	$22,795,041
Total Equity	22,795,041	–	–	22,795,041
Short-Term Investment
Money Market Mutual Fund	1,405,192	–	–	1,405,192
Total Short-Term Investment	1,405,192	–	–	1,405,192
Total Investments*	$24,200,233	$–	$–	$24,200,233

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.